UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 28, 2008



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-32019                  88-0426048
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                 21-00 Route 208
                               Fairlawn, NJ 07410
                    (Address of principal executive offices)


                  Registrant's telephone number: (201) 475-7329

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 28, 2008,  Tasker Products Corp. (the "Company")  appointed Doreen
J. Remmen to serve as Chief Financial Officer and Treasurer of the Company, commencing on April 28, 2008. Ms. Remmen is currently receiving an annual base salary of $150,000. Ms. Remmen, age 52, has been serving as Director, Finance for the Company since April 7, 2008.

     Prior to joining the Company on April 7, 2008, Ms. Remmen served as a consultant, providing general management transition support to B/E Aerospace, Inc. following its acquisition of New York Fasteners Corp. ("NYF Corp."), between September 2006 and June 2007. Between February 1995 and September 2006, she was vice president and chief financial officer of NYF Corp., a privately-owned, worldwide distributor of aerospace components.


Item 9.1.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press release by the Company, dated April 30, 2008, relating to Ms. Remmen's appointment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Tasker Products Corp.


Dated: May 2, 2008                   By:   /s/ Lanny Dacus
                                           -------------------------------------
                                           Lanny Dacus
                                           President and Chief Executive Officer